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EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use of our report dated December 7, 2004 with respect to the consolidated financial statements and schedule of EZCorp, Inc. for the year ended September 30, 2003, incorporated by reference in the Registration Statement (Form S-8) pertaining to the EZCorp, Inc. 2003 Incentive Plan filed with the Securities and Exchange Commission.


                                               /s/ Ernst & Young LLP
                                               Ernst & Young LLP

Austin, Texas
January 14, 2005